Value Line
Asset Allocation Fund, Inc.
Investor Class	(Ticker Symbol: VLAAX)
Institutional Class	(Ticker Symbol: VLAIX)

SUMMARY PROSPECTUS
August 1, 2020

Beginning August 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.vlfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or if you are a direct investor, by signing up for e-delivery (800-243-2729).
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can contact the Fund to continue receiving paper copies of your shareholder reports (800-243-2729). Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all the funds held with the fund complex if you invest directly with the Fund.

VALUE LINE ASSET ALLOCATION FUND SUMMARY
Investment objective
The investment objective of the Value Line Asset Allocation Fund, Inc. (the “Fund”) is to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by EULAV Asset Management (the “Adviser”).
Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the Example below. Please contact your financial intermediary about whether such a commission may apply to your transaction.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Investor Class	Institutional Class
Management Fees	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.19%	0.20%
Total Annual Fund Operating Expenses	1.08%	0.84%
Less: Fee Waiver and Expense Reimbursement	0.00%	(0.01)%(1)
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.08%	0.83%

(1)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to permanently waive certain class-specific fees and/or pay certain class-specific expenses incurred by the Institutional Class so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from assets attributable to the Institutional Class the reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Institutional Class’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated only with the agreement of the Fund’s Board.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waiver and expense reimbursement is never terminated by the Fund’s Board. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Investor Class	$110	$343	$595	$1,317
Institutional Class	$85	$267	$465	$1,036
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies of the Fund
To achieve the Fund’s investment objective, the Adviser invests in a broad range of common stocks, bonds and money market instruments. The Adviser attempts to achieve the Fund’s investment objective by following an asset allocation strategy that enables the Adviser to periodically shift the assets of the Fund among three types of securities: (a) common stocks, (b) debt securities with maturities of more than one year that are principally rated investment grade and (c) money market instruments, which the Fund defines as debt securities with maturities of less than one year. Allocation of the Fund’s assets among these types of securities is determined by the Adviser using data derived from a proprietary stock market model which Value Line, Inc. ("Value Line") developed and other factors which the Adviser deems appropriate. There are no limits on the percentage of the Fund’s assets that can be invested in common stocks, debt or money market securities.
Investment in Debt Securities. The debt securities in which the Fund invests are principally, as measured by the number and total value of purchases, investment grade debt securities issued by U.S. corporations rated within one of the four highest categories of a nationally recognized statistical rating organization (“NRSRO”) (that is, rated BBB or higher by Standard & Poor’s Rating Group or an equivalent rating by another rating organization, or, if not rated, believed by the Adviser to be of equivalent credit quality). On occasion, the Fund may invest in debt securities rated below BBB (commonly referred to as “junk” bonds) which may have certain speculative characteristics and in debt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, including mortgage-backed securities issued by government sponsored enterprises as well as fixed income securities of non-U.S. companies issuing dollar-denominated debt. In selecting debt securities, the Adviser evaluates the credit quality of the debt security and its value relative to comparable securities as well as its historic trading level. The Fund may, but need not, sell a debt security if its rating falls below the four highest categories. The Fund may invest in debt securities with either fixed or variable reset terms.
Investment in Equity Securities. The Fund is actively managed by the Adviser. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) to assist in selecting equity securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 1,700 stocks of smaller and mid-sized capitalization companies for the Value Line Performance Ranking System. There are no set limitations of investments in any category or according to a company’s size. While the Adviser utilizes the rankings of companies by the Ranking Systems in selecting stocks for the Fund, it has broad discretion in managing the Fund’s portfolio, including whether and which ranked stocks to include within the Fund’s portfolio, whether and when to buy or sell stocks based upon changes in their rankings, and the frequency and timing of rebalancing the Fund’s portfolio. The Adviser analyzes the stocks provided by the Ranking Systems and determines those in which the Fund shall invest and in what amounts such investments shall be made taking into account the potential risk and reward of each investment.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. The risks vary depending upon the Fund’s mix of stocks, bonds and money market securities. Therefore, before you invest in the Fund you should carefully evaluate the risks.
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Market Risk. The chief risk that you assume when investing in the Fund is market risk, which is the possibility that the securities in a certain market will decline in value because of factors such as economic conditions, war, terrorism including cyber terrorism, natural and environmental disasters as well as public health emergencies. Market risk may have a material impact on a single issuer, an industry, a sector of the economy, or the market as a whole.

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Equity Securities Risk. Equity securities represent ownership in a corporation and their prices fluctuate for a number of reasons including issuer-specific events, market perceptions and general movements in the equity markets. The resulting fluctuation in the price of equity securities may take the form of a drastic movement or a sustained trend. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds will take precedence over the claims of owners of common stocks. Historically, the prices of equity securities have fluctuated more than bond prices.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as information technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.
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Asset Allocation Risk. Asset allocation risk is the risk that the Fund’s selection and weighting of different asset classes within its portfolio will favor an asset class that performs poorly relative to other asset classes. Because the Fund’s weightings among different asset classes are expected to change over time, the risks of investing in the Fund may vary substantially depending upon the mix of stocks, debt securities and money market securities in its portfolio.

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Interest Rate and Reinvestment Risk. The income on and market price of debt securities fluctuate with changes in interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the market prices of debt securities usually increase, but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Inflation Risk. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power, and such erosion may exceed any return received by the Fund with respect to a debt security.

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Credit Risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is greater for corporate, mortgage-backed, asset-backed, and foreign government debt securities than for U.S. government debt securities.

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Below Investment Grade Credit Risk. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

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Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poors in 2011.
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Mortgage-Backed/Asset-Backed Securities Risk. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk.

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Ratings Reliance Risk. A rating by a NRSRO represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings by NRSROs present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate.

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Ranking Systems Risk. The Adviser’s use of the results of the Ranking Systems in managing the Fund involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund’s portfolio.

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Small and Mid-Sized Company Risk. Investments in small and mid-sized companies may involve greater risks than investments in larger, more established companies — as a general rule, the smaller the market capitalization of the company, the greater the risk. As compared to larger companies, small and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or may operate in less established markets. Accordingly, small and mid-sized company securities may be more sensitive to changing economic, market, and industry conditions and may be more volatile and less liquid than equity securities of larger companies, especially over the short term. Small and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results.

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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that a Fund would like when there is little or no active trading market. If a security cannot be sold by a Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

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Public Health Emergencies. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.
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Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund may invest, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities.

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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. For a more complete discussion of risk, please turn to page 21.
Fund performance
The bar chart and table that follow can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years. The table compares the performance of the Investor Class and Institutional Class shares to the performance of both a broad based market index (the S&P 500® Index) and a custom index comprised of the returns of the S&P 500® Index (weighted 60%) and the Bloomberg Barclays US Aggregate Bond Index (weighted 40%), which measures the performance of U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns of Investor Class (before taxes) as of 12/31 each year (%)

Best Quarter:	Q1 2019	+12.37%
Worst Quarter:	Q3 2011	–10.50%
As of June 30, 2020, the Fund had a year-to-date total return of 2.89%.
After-tax returns included in the table that follows are shown for Investor Class shares only and are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns for Institutional Class shares will vary from those of Investor Class shares shown in the table. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Average annual total returns for periods ended December 31, 2019
	1 year	5 years	10 years
Investor Class
Return before taxes	25.40%	9.47%	11.15%
Return after taxes on distributions	24.88%	8.74%	10.54%
Return after taxes on distribution and sale of Fund shares	15.39%	7.36%	9.15%
Institutional Class
Return before taxes	25.71%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%
60/40 S&P 500® Index/Bloomberg Barclays Capital US Aggregate Bond Index(1)(reflects no deduction for fees, expenses or taxes)	22.38%	8.24%	9.64%

(1)
This custom index is composed of a 60% weighting in the S&P 500® Index and a 40% weighting in the Bloomberg Barclays Capital US Aggregate Bond Index, calculated on a total return basis with dividends reinvested.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Managers. Stephen E. Grant has primary responsibility for the day-to-day management of the Fund’s equity portfolio and its asset allocation. Jeffrey Geffen and Liane Rosenberg are primarily responsible for the day-to-day management of the fixed income portion of the Fund’s portfolio. Mr. Grant has been a portfolio manager of the Fund since 1993. Mr. Geffen has been a portfolio manager of the Fund since 2001. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since December 2012.
Purchase and sale of Fund shares
The minimum amount of an initial or additional investment in the Fund varies depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. The minimum initial investment in the Fund is $1,000 to purchase Investor Class shares and $100,000 to purchase Institutional Class shares. However, the minimum investment to purchase Institutional Class shares does not apply to certain fee-based advisory programs, group retirement plans and accounts, brokerage platforms which charge customized commissions, and other persons which the Fund has identified as “institutional investors.” See “How to choose a share class” on page 28.
Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 37.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to sell shares” on page 33. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 34.
Tax information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.